EXHIBIT 99.2

CERTIFICATION OF PERIODIC REPORT

I, Larry W. Sayre, Vice President-Finance and Chief Financial Officer of Collins Industries, Inc., certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of the Company for the period ended October 31, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	January 15, 2003

By
/s/ Larry W. Sayre
Larry W. Sayre, Vice President of Finance
and Chief Financial Officer